                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                     11% SENIOR SUBORDINATED NOTES DUE 2012
                                IN EXCHANGE FOR
                     11% SENIOR SUBORDINATED NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                 PURSUANT TO THE PROSPECTUS DATED JULY 25, 2002


     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Giant's 11% Senior Subordinated Notes due 2012 (the "Notes") are not immediately available, (ii) Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Exchange Offer Procedures" and "-- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                              THE BANK OF NEW YORK


          By Hand Or               Facsimile Transmissions:            By Registered Or
     Overnight Delivery:         (Eligible Institutions Only)          Certified Mail:
     The Bank of New York               (212) 298-1915               The Bank of New York
      101 Barclay Street                                          Corporate Trust Operations
   Corporate Trust Services        To Confirm by Telephone           Reorganization Unit
            Window                 or for Information Call       101 Barclay Street -- 7 East
         Ground Level                                              New York, New York 10286
   New York, New York 10286             (212) 815-3750                Attention: Kin Lau
      Attention: Kin Lau


 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


     The undersigned hereby tenders to Giant Industries, Inc., a Delaware corporation ("Giant"), upon the terms and subject to the conditions set forth in the Prospectus dated July 25, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."


Aggregate Liquidation Amount                    Name(s) of Registered Holder(s):
Amount Tendered: $                              -------------------
--------------------------------                --------------------------------------------


Certificate No(s)
(if available):
----------------------------------------


--------------------------------------------
(Total Liquidation Amount Represented by
  Notes Certificate(s))


--------------------------------------------


If Notes will be tendered by book-entry transfer, provide the following information:


DTC Account Number:
-----------------------------


Date:
--------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X -----------------------------------        -----------------------------------

X -----------------------------------        -----------------------------------

SIGNATURE(S) OF OWNER(S)                     DATE
OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: ----------------------

     Must be signed by the holder(s) of the Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity: ----------------------------------------------------------------------

Address(es) --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


    ------------------------------------------------       ------------------------------------------------
    NAME OF FIRM                                           AUTHORIZED SIGNATURE

    ------------------------------------------------       ------------------------------------------------
    ADDRESS                                                TITLE

    ------------------------------------------------       ------------------------------------------------
    ZIP CODE                                               (PLEASE TYPE OR PRINT)

    Area Code and Telephone No. --------------------       Date: ------------------------------------------

     NOTE: DO NOT SEND CERTIFICATES FOR NOTES WITH THIS FORM. CERTIFICATES FOR NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.